Exhibit 10.23

Unconditional Guaranty

This guaranty of Thorne Holding Corp. (“Guarantor”) dated June 02, 2020, provides:

Whereas, Thorne Research, Inc. (herein, whether one or more, the “Borrower”) desires to transact business with and to obtain credit or a continuation of credit from Truist Bank, its present and future affiliates and their successors and assigns (collectively, “Bank”); and

Whereas, Bank is unwilling to extend or continue credit to Borrower unless it receives a guaranty from the undersigned Guarantor with respect to the Obligations, as defined below, of Borrower to Bank;

Now, Therefore, in consideration of the premises and of other good and valuable consideration and in order to induce Bank from time to time, in its sole discretion, to extend or continue credit to or enter into other transactions with Borrower, Guarantor absolutely and unconditionally guarantees to Bank performance and payment when due, whether by acceleration or otherwise, of any and all Obligations of Borrower to Bank, together with all interest and charges related thereto, and all reasonable attorneys’ fees (in the amount of 15% of the principal and interest guaranteed hereby if this guaranty is governed by the laws of Georgia), and all costs and expenses of collection incurred by Bank in enforcing the Obligations or this guaranty, subject to the provisions contained herein.

1.

The term “Obligations” or “Obligation” as used herein shall include, without limitation, any and all liabilities, obligations, agreements and undertakings of Borrower to Bank in any amount, whether now existing or hereafter arising (including those owed by Borrower to others and acquired by Bank through purchase, assignment or otherwise), however created, evidenced or arising, whether individually or jointly with others, and whether absolute or contingent, direct or indirect, as maker, endorser, guarantor, surety or otherwise, liquidated or unliquidated, matured or unmatured, whether or not secured by collateral, and including, without limitation, (a) all obligations to perform or forbear from performing any acts, (b) all overdrafts on deposits or accounts maintained by Borrower with Bank, (c) all liabilities, obligations, agreements and undertakings of Borrower to Bank pursuant to any interest rate hedge agreement or other derivative transaction agreement or any foreign exchange contract or any application or other agreement requesting Bank to issue any letter of credit including, without limitation, the obligation of Borrower to reimburse Bank for all amounts funded by Bank pursuant to any such letter of credit (d) all obligations and other liabilities of Borrower to Bank in respect of any of the following services (i) any treasury or other cash management services, including, without limitation, automated clearing house (ACH) origination and other funds transfer, depository (including, without limitation, cash vault and check deposit), zero balance account and sweep, returned items processing, controlled disbursement, positive pay, lockbox, account reconciliation and information reporting, payables outsourcing, payroll processing, and trade finance services, and (ii) card services, including, without limitation, credit card (including, without limitation, purchasing card and commercial card), prepaid card (including, without limitation, payroll, stored value and gift cards), merchant services processing, and debit card services and (e) all costs of collection and protection of Bank’s rights, including attorneys’ fees allowed by law (in the amount of 15% of the principal and interest secured hereby if guaranty is governed by the laws of Georgia), whether such collection or protection occurs prior to, during, or after any bankruptcy proceedings filed by or against Borrower; provided, however, that “Obligations” will not include any Excluded Swap Obligation (as hereinafter defined). “Excluded Swap Obligation” means any Swap Obligation (as hereinafter defined), if and to the extent that all or any portion of this guaranty of such Swap Obligation is or becomes illegal under the Commodity Exchange Act (7 U.S.C. §1 et seq.) (as amended and, together with any successor statute, the “Commodity Exchange Act”), or any rule, regulation or order of the Commodities Futures Trading Commission (or the application or official interpretation of any thereof), by virtue of Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time that this guaranty becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, the exclusion of such Swap Obligation under this guaranty shall apply only to the portion of such Swap Obligation that is attributable to swaps for which this guaranty is or becomes illegal. For purposes hereof, the term “Swap Obligation” means any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

The amount of the Guarantor’s liability under this guaranty shall be unlimited.

2.

This guaranty is a continuing guaranty, shall remain in force irrespective of any interruptions in the business relations of Borrower with Bank and shall apply to and guarantee any balance which shall remain due by Borrower to Bank; provided, however, that Guarantor may, by written notice delivered personally to an officer of Bank or received by registered mail by an officer of Bank, terminate this guaranty with respect to all Obligations of the Borrower incurred or contracted by the Borrower or acquired by Bank after the date on which the notice is actually received by such officer. Such termination shall not be applicable to any Obligation incurred prior to the receipt of such notice by Bank.

3.

Bank may at any time and from time to time, in the exercise of its sole discretion, either before or after default by Borrower or revocation or termination of this guaranty, without the consent of or notice to Guarantor, and without incurring responsibility to Guarantor, or releasing or impairing the liability of Guarantor, or any security available to Bank, upon or without any terms or conditions:

a.

Change the manner, place, or terms of payment (including payment amounts and rate of interest) and/or change or extend the time of payment, renew or alter any Obligation, any collateral or security therefore, or any Obligation incurred directly or indirectly in respect thereof, and this guaranty shall apply to the Obligations as so changed, extended, renewed or altered;

b.

Sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any collateral or security at any time held by or available to Bank for any Obligation, or for any obligations of Guarantor or any person secondarily or otherwise liable for any of the Obligations; Bank shall have full authority to adjust, compromise and receive less than the amount due upon any such collateral;

c.	Exercise or refrain from exercising any rights against Borrower, Guarantor or others, or otherwise act or refrain from acting;

d.	Release, compromise, or agree not to sue, in whole or in part, Borrower, Guarantor or any other party obligated on any of the Obligations;

e.

Apply any sums received by it from any source to any Obligation or Obligations, in such order of application as Bank may elect, regardless of what Obligation or Obligations remain unpaid. All payments shall be conclusively presumed to have been made by Borrower and no payment shall operate to reduce the obligation of a Guarantor unless, at the time such payments are made, written notice is delivered to an officer of Bank that such payments are made by a Guarantor in reduction of Guarantor’s liability hereunder, and such payments are actually made by Guarantor; and

f.

Fail to set off and release, in whole or in part, any balance of any deposit account or credit on its books in favor of Borrower, or any other person liable for any of the Obligations, and may extend further credit in any manner to Borrower, and generally deal with Borrower or any security or other person liable for any of the Obligations as Bank, in its sole discretion, may see fit.

4.

As security for the payment of the Obligations and the obligation of Guarantor hereunder, Guarantor hereby assigns and grants a security interest to Bank in (a) all property of Guarantor in or coming into the possession, control or custody of Bank, or in which Bank has or hereafter acquires a lien, security interest, or other right; and (b) any existing or hereafter created lien or security interest in favor of Guarantor in any property of Borrower.

5.

Guarantor waives notice of acceptance of the guaranty and notice, including notice of default, on any Obligation to which it may apply, and waives notice of presentment and demand for payment of any of the Obligations, suit or other action taken by Bank against, and any other notice to, Guarantor or to any other party liable for the Obligations. Guarantor waives all defenses, offsets and counterclaims which Guarantor may at any time have to any claim of Bank against Borrower. Except for any limitation which is specified above with respect to the amount of the maximum liability of Guarantor, this is an unconditional guaranty, and the liability of Guarantor to Bank shall not be terminated or in any way limited by reason or as the result of anything set forth or contained in any writing evidencing all or any part of the Obligations, nor shall it be limited to a proportionate part of the total of the Obligations. This is a guaranty of payment and not of collection and Guarantor waives any right to require that any action be brought against Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Bank in favor of Borrower or any other person and agrees that Bank is not responsible for the validity, perfection, recordation or enforceability of any collateral or security for the Obligations.

6.

Guarantor hereby ratifies, confirms, and adopts all the terms, conditions, agreements and stipulations of all notes and other evidences of the Obligations heretofore or hereafter executed. Without in any way limiting the generality of the foregoing, Guarantor waives and renounces any and all homestead exemption right Guarantor may have under or by virtue of the Constitution or laws of any state, or the United States, as against the obligation hereby created, provided however, that such waiver shall not apply to any obligation created hereunder which arises from any of the Obligations that are consumer credit transactions; and Guarantor does hereby transfer, convey and assign, and direct any Trustee in Bankruptcy or receiver to deliver to Bank, a sufficient amount of property or money in any homestead exemption that may be allowed to Guarantor to pay any Obligation in full and all costs of collection. Guarantor waives and renounces any defense to any of the Obligations which may be available to or could be asserted by Borrower, except for payment.

7.

Guarantor subordinates all indebtedness of Borrower owing to Guarantor, whether now existing or hereafter arising, to the Obligations. Guarantor further agrees that it shall not be subrogated to, and will not enforce on its behalf, any right of action which Bank may have against Borrower until every Obligation shall have been paid in full. Bank shall have the right, immediately and without further action by it, to set off against any obligation of Guarantor to Bank, all money owed by Bank in any capacity to Guarantor, whether or not due.

8.

A subsequent guaranty by Guarantor shall not be deemed to be in lieu of or to supersede or terminate this guaranty but shall be construed as an additional or supplementary guaranty unless otherwise expressly provided therein; and in the event Guarantor, or any other guarantor, has given to Bank a previous guaranty or guaranties, this guaranty shall be construed to be an additional or supplemental guaranty, and not to be in lieu thereof or to terminate such previous guaranty or guaranties unless expressly so provided herein. Notwithstanding the foregoing to the contrary, in the event any previous or subsequent guaranty by Guarantor does not exclude an Excluded Swap Obligation, the terms of this guaranty as it relates to any Excluded Swap Obligation will control.

9.

This guaranty shall be binding on the Guarantor, notwithstanding the failure of any further contemplated guarantor(s) to execute similar instruments and notwithstanding the fact that the signature of one or more other parties guaranteeing the Obligations or any other existing or future signature shall be forged or unauthorized. The revocation of this guaranty in the manner permitted hereunder by Guarantor or any other party guaranteeing the Obligation, or the release by Bank of any one or more parties guaranteeing the Obligations, or the death of Borrower or Guarantor or any other party guaranteeing the Obligations, shall not affect or limit the liability of Guarantor, and Bank shall be under no duty to notify Guarantor of any such revocation, release or death.

10.

Guarantor warrants to Bank that Guarantor has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition of Borrower and that Guarantor is not relying on Bank to provide such information either now or in the future. Guarantor waives all errors and omissions in connection with Bank’s administration of the Obligations except behavior which amounts to gross negligence or willful misconduct. Guarantor represents and warrants that as of the date of this Guaranty it is an “eligible contract participant” as defined in the Commodity Exchange Act.

11.

No invalidity, irregularity or unenforceability of all or any part of the Obligations or of any collateral or security therefor shall affect, impair, or be a defense to this guaranty, and this guaranty is a primary obligation of Guarantor.

12.

The term “Guarantor” as used herein shall mean the undersigned Guarantor and if the undersigned is a partnership or limited liability company, the obligations and liability of Guarantor shall remain in full force and applicable notwithstanding any changes in the identity of the parties comprising the partnership, limited liability company or other legal entity, and the term “Guarantor” shall include any altered or successor partnership or limited liability company, and the predecessor partnership or limited liability company, and their partners or member/managers shall not thereby be released from any obligation or liability.

13.

No delay on the part of Bank in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on Guarantor shall be deemed to be a waiver of the obligation of Guarantor or of the right of Bank to take further action without notice or demand as provided herein; nor in any event shall any modification or waiver of the provisions of this guaranty be effective unless in writing signed by Bank nor shall any such waiver be applicable except in the specific instance for which given.

14.

Guarantor agrees to provide to Bank updated financial information, including, but not limited to, tax returns and current financial statements in form satisfactory to Bank, as well as additional information, reports or schedules (financial or otherwise), all as Bank may from time to time request.

15.

Notwithstanding the fact that the Obligations of Borrower may have been paid in full and this guaranty may have been returned to Guarantor, the obligations of Guarantor hereunder shall continue in full force and effect with respect to any amounts that Bank may ever be required to repay under any Bankruptcy or insolvency laws.

16.	This guaranty shall not be construed to impose any obligation on Bank to extend or continue any credit at any time.

17.

Each reference herein to Borrower shall be deemed to include Borrower and its successors and assigns. Each reference herein to Bank shall be deemed to include its successors and assigns, in whose favor the provisions of this guaranty shall also inure. Each reference herein to Guarantor shall be deemed to include heirs, executors, administrators, legal representatives, successors and assigns, all of whom shall be bound by the provisions of this guaranty.

18.

Guarantor agrees that certain material events and occurrences relating to this guaranty bear a reasonable relationship to the laws of South Carolina. This guaranty shall be governed by the laws of South Carolina and, unless applicable law provides otherwise, in the event of any legal proceeding arising out of or related to this guaranty, the Guarantor consents to the jurisdiction and venue of any court located in South Carolina. To the extent that any provision in this guaranty is inconsistent with applicable law, Bank will comply with applicable law.

WAIVER OF JURY TRIAL. GUARANTOR AND BANK HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK ENTERING INTO OR ACCEPTING THIS GUARANTY.

FURTHER, GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF BANK, NOR BANK’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

The undersigned Guarantor has read, understands and agrees to the provisions of this guaranty and has executed the same voluntarily under seal, with full authority and with the intent to be legally bound by its terms, conditions and obligations.

Thorne Holding Corp.

By:	/s/ Scott Wheeler
Scott Wheeler, Chief Financial Officer

The corporate name must be signed by a duly authorized officer, and Bank files must contain a corporate resolution authorizing the guaranty.